UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Valaris plc

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***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on 15 June 2020.
VOTE DEADLINE - 3:00 P.M. EASTERN TIME ON 12 JUNE 2020 (OR 11:59 P.M. EASTERN TIME ON
9 JUNE 2020 FOR EMPLOYEES HOLDING SHARES IN OUR BENEFIT PLANS).

VALARIS PLC
                      Meeting Information
Meeting Type:  Annual General Meeting of Shareholders
For record holders as of:  23 March 2020
Date:  15 June 2020 Time:  12:00 p.m. London Time
Location: 110 Cannon Street
                  London, EC4N 6EU, United Kingdom

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

ATTN: INVESTOR RELATIONS 5847 SAN FELIPE STREET SUITE 3300 HOUSTON, TX 77057
See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE, PROXY STATEMENT, ANNUAL REPORT AND UNITED KINGDOM STATUTORY ACCOUNTS

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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to present the proxy card you hold in order to speak or vote shares held in your account. Please refer to the proxy statement for additional information.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	x Valaris1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Valaris plc

The Board of Directors recommends you vote "For" each nominee in Resolution 1 and "For" Resolutions 2 through 12.

1.	To re-elect Directors to serve until the 2021 Annual General Meeting of Shareholders
	Nominees:
	1a. William E. Albrecht	5.	To approve an amendment to the 2018 Long-Term Incentive Plan
	1b. Frederick Arnold
	1c. Thomas P. Burke	6.	To approve the Directors' Remuneration Policy
	1d. Mary E. Francis CBE
	1e. Georges J. Lambert
	1f. Suzanne P. Nimocks	7.	A non-binding advisory vote to approve the Directors Remuneration Report for the year ended 31 December 2019.
	1g. Thierry Pilenko	8.	A non-binding advisory vote to approve the compensation of our named executive officers.
	1h. Paul E. Rowsey, III	9.	A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2019.
	1i. Charles L. Szews
	1j. Adam Weitzman	10.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 10" of the accompanying proxy statement.
2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2020.
		11.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.
3.	To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).	12.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.

4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorised officer. The completion and return of this form will not preclude a shareholder from attending the meeting and voting in person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date